SECURITIES AND EXCHANGE COMMISSION

					Washington, DC 20549


                                     FORM 8-K

                                CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 1, 2002


	     		       PATRIOT TRANSPORTATION HOLDING, INC.
               (Exact name of registrant as specified in its charter)


Florida				0-17554		             59-2924957
(State or other 			(Commission File Number)	(IRS Employer
jurisdiction of incorporation)					Identification
                                                               Number)

                  1801 Art Museum Drive, Jacksonville, Florida  32207
                        (Address of principal executive offices)

       Registrant's telephone number, including area code (904) 396-5733


The Exhibit Index appears on page 4 of this report.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 1, 2002, the Board of Directors of Patriot Transportation Holding, Inc. (the "Company"), upon recommendation of its Audit Committee, decided not to engage Deloitte & Touche LLP ("Deloitte & Touche") as the Company's principal public accountants and engaged PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2002.

Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended September 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years ended September 30, 2001 and the subsequent interim periods through March 31, 2002, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated May 6, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years ended September 30, 2001 and the subsequent interim periods through March 31, 2002, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

     (c) Exhibits.
         Exhibit 16  --	Letter from Deloitte & Touche LLP to
                        the Securities and Exchange Commission dated
                        May 6, 2002.

         Exhibit 99  -- Press release dated May 1, 2002
                        relating to the replacement of the Company's principal public accountants.


					SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 6, 2002	 		PATRIOT TRANSPORTATION HOLDING, INC.


                               	By: /s/ John E. Anderson
                                    -------------------------------------
                        		  John E. Anderson
				      	  President and
					        Chief Executive Officer

                                 EXHIBIT INDEX
EXHIBIT NO.				DESCRIPTION

16	                        Letter from Deloitte & Touche LLP to the
                              Securities and Exchange Commission dated May 6,
                              2002.

99	                        Press Release dated May 1, 2002 relating to the
                              replacement of the Company's principal public
                              accountants.
